U.S. SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
SCHEDULE 14A INFORMATION
INFORMATION REQUIRED IN PROXY STATEMENT
Proxy Statement Pursuant to Section 14(a)
of the Securities Exchange Act of 1934

Filed by the Registrant ☒
Filed by a Party other than the Registrant ☐

Check the appropriate box:

☒	Preliminary Proxy Statement
☐	Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))
☐	Definitive Proxy Statement
☐	Definitive Additional Materials
☐	Soliciting Material Pursuant to Rule 14a-11(c) or Rule 14a-12

VIOQUEST PHARMACEUTICALS, INC.

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☒	No fee required.
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VIOQUEST PHARMACEUTICALS, INC.
180 Mt. Airy Road, Suite 102
Basking Ridge, New Jersey 07920
_______________

NOTICE OF SPECIAL MEETING OF STOCKHOLDERS
_______________

To Our Stockholders:

You are cordially invited to attend a Special Meeting of Stockholders of VioQuest Pharmaceuticals, Inc., a Delaware corporation (the “Company”). The Special Meeting will be held at 10:00 a.m. (EDT) on September [  ], 2007, at the Somerset Hills Hotel, 200 Liberty Corner, Warren, New Jersey 07059, or at any adjournment or postponement thereof, for the purpose of considering and taking action on a proposal to amend the Company’s Certificate of Incorporation to increase the number of authorized shares of common stock from 100 million to 200 million. The Board of Directors of the Company has approved the foregoing proposal and recommends that the stockholders of the Company vote in its favor.

Only stockholders of record as of the close of business on August 1, 2007, or their legal representatives, are entitled to notice and to vote at the Special Meeting or any adjournment thereof. Each stockholder is entitled to one vote per share on all matters to be voted on at the Special Meeting.

All stockholders are invited to attend the Special Meeting in person. Whether or not you plan to attend the Special Meeting, please date, sign, and return the enclosed proxy card or vote your shares over the telephone or the Internet as instructed on the proxy card, as promptly as possible. If you attend the Special Meeting, you may withdraw the proxy and vote in person.

By Order of the Board of Directors,

VIOQUEST PHARMACEUTICALS, INC.

Daniel E. Greenleaf
President and Chief Executive Officer
[                    ], 2007

PROXY STATEMENT
OF
VIOQUEST PHARMACEUTICALS, INC.
180 Mt. Airy Road, Suite 102
Basking Ridge, New Jersey 07920

Special Meeting of Stockholders
To Be Held September [  ], 2007

This Proxy Statement is furnished to the stockholders of VioQuest Pharmaceuticals, Inc. (referred to as “we,” “us,” “our” or the “Company”), in connection with the solicitation by the Board of Directors of the Company of proxies to be voted at the Special Meeting of the Company’s stockholders or any adjournment thereof (the “Special Meeting”), to be held at 10:00 a.m. (EDT) on September [  ], 2007, at the Somerset Hills Hotel, 200 Liberty Corner, Warren, New Jersey, 07059. The Company intends to mail this Proxy Statement and the accompanying Notice of the Special Meeting on or about August [  ], 2007, to all stockholders entitled to vote at the Special Meeting.

A form of proxy is enclosed for your use. Please date, sign and return the enclosed proxy card or vote your shares over the telephone or the Internet as instructed on the proxy card at your earliest convenience. Prompt return of your proxy will be appreciated. The solicitation of proxies from the stockholders is being made by the Board of Directors and management of the Company who will not be specially compensated for such solicitation.

GENERAL INFORMATION

Information About the Special Meeting

The Special Meeting will be held on September [  ], 2007 at 10:00 a.m. (EDT), at the Somerset Hills Hotel, 200 Liberty Corner Road, Warren, New Jersey, 07059.

Information About this Proxy Statement

We sent you this Proxy Statement and the enclosed proxy card because our Board of Directors is soliciting your proxy to vote your shares at the Special Meeting. If you own our common stock in more than one account, such as individually and also jointly with your spouse, you may receive more than one set of these proxy materials. On or about August [  ], 2007, we began mailing this Proxy Statement and the enclosed proxy card to all stockholders of record at the close of business on August 1, 2007.

Forms of Share Ownership

Stockholder of Record: Shares Registered in Your Name

If on August 1, 2007, your shares were registered directly in your name with our transfer agent, Wells Fargo Bank, N.A., then you are a stockholder of record. As a stockholder of record, you may vote in person at the Special Meeting or vote by proxy.

Beneficial Owner: Shares Registered in the Name of Broker or Bank

If on August 1, 2007, your shares were held, not in your name, but rather in an account at a brokerage firm, bank, or other similar organization, then you are the beneficial owner of shares held in “street name” and these proxy materials are being forwarded to you by that organization. The organization holding your account is considered to be the stockholder of record for purposes of voting at the Special Meeting. As a beneficial owner, you have the right to direct your broker or other agent on how to vote the shares in your account. You are also invited to attend the Special Meeting. However, since you are not the stockholder of record, you may not vote your shares in person at the Special Meeting unless you request and obtain a valid proxy from you broker or other agent.

What You May Vote On at the Special Meeting

You may either vote “For” the amendment to the Certificate of Incorporation, “Against” the amendment to the Certificate of Incorporation, or abstain from voting. The Board of Directors recommends that you vote “For” the amendment to the Certificate of Incorporation.  The procedures for voting are as follows:

   Stockholder of Record: Shares Registered in Your Name

If you are a stockholder of record, you may vote in person at the Special Meeting, vote by proxy using the enclosed proxy card, or vote by telephone or over the Internet. Whether or not you plan to attend the Special Meeting, we urge you to vote by proxy to ensure your vote is counted. You may still attend the meeting and vote in person if you have already voted by proxy.

•	To vote in person, come to the Special Meeting, where a ballot will be made available to you.

•
To vote using the proxy card, simply complete, sign, and date the enclosed proxy card and return it promptly in the envelope provided. If you return your signed proxy card to us before the Special Meeting, we will vote your shares as you direct.

•	To vote by telephone or over the Internet, simply follow the instructions on the enclosed proxy card.

Beneficial Owner: Shares Registered in the Name of Broker or Bank

If you are a beneficial owner of shares registered in the name of your broker, bank, or other agent, you should have received a proxy card and voting instructions with these proxy materials from that organization rather than from us. Simply complete and mail the proxy card to ensure that your vote is counted. Alternatively, you may vote by telephone or over the Internet as instructed by your broker or bank, if your broker or bank makes telephone or Internet voting available. To vote in person at the Special Meeting, you must obtain a valid proxy from your broker, bank, or other agent. Follow the instructions from your broker or bank included with these proxy materials, or contact your broker or bank to request a proxy form.

Signing the Proxy

Sign your name exactly as it appears on the form of proxy. If you are signing in a representative capacity (for example, as a guardian, trustee, executor, administrator, attorney-in-fact or the officer or agent of a company), include your name and title or capacity. If the shares are held in custody (for example, under the Uniform Transfer to Minors Act), the custodian should sign, not the minor or other beneficiary. If the shares are held in joint ownership, both owners must sign.

Receiving More than One Proxy or Voting Instruction Form

If you receive more than one proxy card, your shares are registered in more than one name or are registered in different accounts. Please complete, sign and return all proxy forms you receive to ensure all your shares are voted.

Revocation of Proxies

You can revoke your proxy at any time before the final vote at the Special Meeting. If you are the record holder of your shares, you may revoke your proxy in any one of three ways:

•	You may submit another properly completed proxy card with a later date;

•	You may send a written notice that you are revoking your proxy to our Secretary at 180 Mt. Airy Road, Suite 102, Basking Ridge, New Jersey 07920; or

•	You may attend the Special Meeting and vote in person. Simply attending the Special Meeting will not, by itself, revoke your proxy.

If your shares are held by your broker or bank as a nominee or agent, you should follow the instructions provided by your broker or bank.

Tabulation of the Vote

Representatives of Wells Fargo Bank, N.A., will tabulate votes and act as Inspectors of Election at the Special Meeting.

Quorum Requirement

A quorum of stockholders is necessary to hold a valid meeting of our stockholders. A majority of the outstanding shares, present in person or represented by proxy, constitutes a quorum for the Special Meeting. On the record date, there were [  ]of common stock outstanding and entitled to vote.

Your vote will be counted towards the quorum only if you submit a valid proxy (or one is submitted on your behalf by your broker, bank or other nominee) or if you vote in person at the Special Meeting. Abstentions and broker non-votes will be counted towards the quorum requirement. If there is no quorum, either the chairman of the Special Meeting or a majority of the votes present may adjourn the Special Meeting to another date.

Votes Necessary for Proposal to be Adopted

The amendment of our Certificate of Incorporation must receive a “For” vote from the majority of shares present either in person or by proxy and entitled to vote at the time of the vote. If you “Abstain” from voting on this proposal, it will have the same effect as an “Against” vote. Broker non-votes will not be counted for the purpose of determining the number of shares present in person or by proxy for this proposal and will have no effect on the outcome of the vote.

Dissenter’s or Appraisal Rights

The Company’s stockholders are not entitled to dissenter’s or appraisal rights under Delaware law in connection with the amendment.

Costs of Proxy Solicitation

VioQuest will pay all the costs of soliciting these proxies. In addition to solicitation by mail, proxies may be solicited personally, by telephone or personal interview by an officer or regular employee of the Company.

SECURITY OWNERSHIP OF
CERTAIN BENEFICIAL OWNERS AND MANAGEMENT

The following table sets forth certain information regarding the ownership of our common stock as of August 1, 2007, by: (i) each director; (ii) each of our current executive officers; (iii) all of our directors and executive officers as a group; and (iv) all those known by us to be beneficial owners of at least five percent of our common stock. Beneficial ownership is determined under rules promulgated by the SEC. Under those rules, beneficial ownership includes any shares as to which the individual has sole or shared voting power or investment power and also any shares which the individual has the right to acquire within 60 days of the date hereof, through the exercise or conversion of any stock option, convertible security, warrant or other right. Inclusion of shares in the table does not, however, constitute an admission that the named stockholder is a direct or indirect beneficial owner of those shares. Unless otherwise indicated, each person or entity named in the table has sole voting power and investment power (or shares that power with that person’s spouse) with respect to all shares of capital stock listed as owned by that person or entity. Unless otherwise indicated, the address of each of the following persons is 180 Mount Airy Road, Suite 102, Basking Ridge, New Jersey 07920.

Name and Address	Number of Shares Beneficially Owned (1)		Percentage of Class
Daniel Greenleaf	1,892,505	(2)	3.4
Brian Lenz	168,114	(3)	*
Vincent M. Aita, Ph.D.	308,601	(4)	*
Stephen C. Rocamboli	909,569	(5)	1.7
Michael Weiser, M.D., Ph.D.	1,971,195	(6)	3.6
Edward C. Bradley, M.D.	10,000		*
Johnson Y.N. Lau, M.D., Ph.D.	240,000	(7)	*
All Executive Officers and Directors as a group (7 persons)	5,499,984		9.6
Lester Lipschutz	10,541,367	(8)	18.7
1650 Arch Street – 22nd Floor
Philadelphia, PA 19103
Lindsay A. Rosenwald	3,470,999	(9)	6.2
787 7th Avenue, 48th Floor
New York, NY 10019
Xumu Zhang, Ph.D.	3,268,314	(10)	5.9

* Less than 1%.

(1)	Assumes in each case that the stockholder exercised all options available to the person that have vested or will vest within 60 days of August 1, 2007.
(2)
Includes: (i) shares issuable upon exercise (at a price of $0.88 per share) of an option, 594,264 shares of which were vested as of February 1, 2007 and shares issuable upon exercise (at a price of $0.89 per share) of an option, 963,386 shares of which were vested on February 1, 2007; (ii) shares issuable upon exercise (at a price of $0.56 per share) of an option, 197,290 shares of which were vested as of February 1, 2007; (iii) 46,052 shares issuable (at a price of $0.38 per share) upon conversion of a promissory note; and (iv) 11,513 shares issuable upon the exercise of a warrant (at a price of $0.40 per share).

(3)
Represents: (i) 15,000 shares issuable upon exercise (at a price of $1.67 per share) of an option; (ii) 25,000 shares issuable upon exercise (at a price of $1.40 per share) of an option; (iii) 40,000 shares issuable upon exercise (at a price of $1.08 per share) of an option; (iv) 33,334 shares issuable upon exercise (at a price of $1.03 per share) of an option; (v) 33,334 shares issuable upon exercise (at a price of $0.85 per share) of an option; (vi) 13,157 shares issuable (at a price of $0.38) upon conversion of a promissory note; and (vii) 3,289 shares issuable upon the exercise of a warrant (at a price of $0.40).

(4)
Includes: (i) 12,900 shares issuable upon exercise (at a price of $1.96 per share) of an option; (ii) 33,334 shares issuable upon exercise (at a price of $0.38 per share) of a option; (iii) 26,315 shares issuable (at a price of $0.38 per share) upon conversion of a promissory note; and (iv) 6,578 shares issuable upon the exercise of a warrant (at a price of $0.40 per share).

(5)
Includes: (i) 719,335 shares owned by, and 144,000 shares issuable upon the exercise of two warrants held by, Stephen C. Rocamboli as Trustee for The Stephen C. Rocamboli April 2005 Trust u/a/d April 7, 2005; (ii) 12,900 shares issuable upon exercise (at a price of $1.96 per share) of an option; and (iii) 33,334 shares issuable upon exercise (at a price of $0.38 per share) of a option.

(6)
Includes: (i) 280,000 shares issuable upon the exercise of a warrant; (ii) 12,900 shares issuable upon exercise (at a price of $1.96 per share) of an option; (iii) 26,315 shares issuable (at a price of $0.38 per share) upon conversion of a promissory note; (iv) 6,578 shares issuable upon the exercise of a warrant (at a price of $0.40); and (v) 33,334 shares issuable upon exercise (at a price of $0.38 per share) of an option.

(7)
Represents: (i) 150,000 shares issuable upon exercise (at a price of $0.85 per share) of an option; (ii) 56,666 shares issuable upon exercise (at a price of $0.75 per share) of an option; and (iii) 33,334 shares issuable upon exercise (at a price of $0.38 per share) of a option.

(8)
Based on Schedule 13D filed with the SEC on October 27, 2005. Represents shares owned equally by several trusts established for the benefit of Dr. Lindsay A. Rosenwald or members of his immediate family, for which Mr. Lipschutz is the trustee/investment manager, and over which he has voting control and investment power. Includes 1,633,000 shares issuable upon the exercise of warrants.

(9)
Based on a Schedule 13G/A filed February 13, 2007. Includes (i) 1,034,169 shares issuable upon the exercise of warrants and (ii) 392,830 shares held by Paramount BioCapital Investments, LLC of which Dr. Rosenwald is the managing member.

(10)	Includes 650,052 shares issuable upon exercise (at a price of $1.49 per share) of an option.

PROPOSAL

The Board of Directors has unanimously approved, subject to stockholder approval, an amendment to the Company’s Certificate of Incorporation to increase the number of authorized common shares from one hundred million (100,000,000) to two hundred million (200,000,000). The Board of Directors has determined that this amendment is advisable and in the best interests of the Company and its stockholders.

At the Special Meeting, stockholders will be asked to consider and vote upon this amendment. The Board of Directors recommends that stockholders vote FOR the amendment.

Reasons for the Amendment

Currently, the Company is authorized to issue 100,000,000 common shares. Of the 100,000,000 common shares authorized, as of August 1, 2007, there were [              ] shares issued and outstanding and [              ] shares reserved for issuance upon the exercise of outstanding options, warrants, and other securities convertible into shares of common stock. Consequently, the Company has approximately [          ] common shares available for future issuances. As a general matter, the Board of Directors does not believe this is an adequate number of shares to assure that there will be sufficient shares available for issuance in connection with possible future equity and equity-based financings (such as sales by the Company of shares of common stock) and other corporate purposes. Therefore, the Board of Directors has proposed the increase in authorized common shares as a means of providing it with the flexibility to act with respect to the issuance of common shares or securities exercisable for, or convertible into, common shares in circumstances which it believes will advance the interests of the Company and its stockholders without the delay of seeking an amendment to the Certificate of Incorporation at that time.

Ability of the Board to Issues Shares; Effect of Proposal and Reverse Stock Split on Stockholders

If the amendment is approved by the stockholders, the additional common shares authorized by the amendment may be issued from time to time upon authorization by the Board of Directors, without further approval by the stockholders unless required by applicable law, rule or regulation. Shares may be issued for such consideration as the Board of Directors may determine and as may be permitted by applicable law. Further, at our annual meeting, held on May 24, 2007, the stockholders authorized the Board of Directors to amend our Certificate of Incorporation in order to effect a reverse stock split of the outstanding common stock, at a ratio no greater than 1-for-10. The Board of Directors has not effected the reverse stock split, but if the Board of Directors effects the reverse stock split and the stockholders approve this proposal to amend the Certificate of Incorporation to increase the number of authorized common shares, your shares may be substantially diluted by future issuances.

Contemplated Private Placement of Securities

The Company is currently engaged in negotiations with a number of parties with a view to the private placement of equity securities of the Company. As of the date hereof, the terms of such financing are still undetermined and no assurances can be made that the negotiations will be successfully concluded. The Company intends to utilize the net proceeds, if any, to fund the further development of its product candidates and for general working capital.

Vote Required

The authorization to amend the Company’s Certificate of Incorporation requires the affirmative vote of the holders of a majority of the voting power of the outstanding shares of Common Stock, present and entitled to vote at the Special Meeting. A stockholder who abstains with respect to this proposal is considered to be present and entitled to vote on this proposal at the Special Meeting, and is in effect casting a negative vote, but a stockholder (including a broker) who does not give authority to a proxy to vote, or withholds authority to vote on this proposal, shall not be considered present and entitled to vote on this proposal.

Effective Date of Amendment to Certificate of Incorporation

If approved by the stockholders, it is anticipated that the amendment to the Certificate of Incorporation will become effective upon the filing of a certificate of amendment with the Secretary of State for the State of Delaware, which filing is expected to occur as soon as practicable after the Special Meeting.

THE BOARD OF DIRECTORS UNANIMOUSLY RECOMMENDS THAT YOU VOTE “FOR” THE PROPOSAL TO AMEND THE CERTIFICATE OF INCORPORATION TO INCREASE THE NUMBER OF AUTHORIZED COMMON SHARES.

OTHER MATTERS

The Board of Directors does not intent to present to the Special Meeting any other matter not referred to above and does not presently know of any matters that may be presented to the Special Meeting by others.

By Order of the Board of Directors

VIOQUEST PHARMACEUTICALS, INC.

Daniel E. Greenleaf
President and Chief Executive Officer

INDEX TO
APPENDICES TO PROXY STATEMENT

Appendix	Description

A	Form of Certificate of Amendment of the Certificate of Incorporation of VioQuest Pharmaceuticals, Inc.

Appendix A

FORM OF
CERTIFICATE OF AMENDMENT
OF THE
CERTIFICATE OF INCORPORATION
OF
VIOQUEST PHARMACEUTICALS, INC.

Pursuant to Section 242 of the General
Corporation Law of the State of Delaware

It is hereby certified that:

l. VioQuest Pharmaceuticals, Inc., is a corporation formed under the laws of the State of Delaware, and its Certificate of Incorporation was filed in the office of the Secretary of State on October 14, 2005, as amended.

2. The Certificate of Incorporation is hereby amended by deleting the text of Section A of Article 4 in its entirety and replacing it with the following:

4. Number of Shares.

A. The corporation is authorized to issue two classes of stock designated "Common Stock" and "Preferred Stock," respectively. The total number of shares of Common Stock authorized to be issued is 200,000,000, and each such share will have a par value of $0.001. The total number of shares of Preferred Stock authorized to be issued is 10,000,000, and each such share will have a par value of $0.001.

3. This amendment to the Certificate of Incorporation has been duly adopted in accordance with Section 242 of the General Corporation Law of the State of Delaware.

The undersigned is signing this certificate on ______________, 2007.

Daniel E. Greenleaf
President and Chief Executive Officer

A-1

VIOQUEST PHARMACEUTICALS, INC.

PROXY FOR SPECIAL MEETING OF SHAREHOLDERS

 September [   ], 2007

The undersigned, a shareholder of VioQuest Pharmaceuticals, Inc., hereby appoints Daniel Greenleaf and Brian Lenz, and each of them, as proxies, with full power of substitution, to vote on behalf of the undersigned the number of shares which the undersigned is then entitled to vote, at the Special Meeting of Shareholders of VioQuest Pharmaceuticals, Inc. to be held on September [   ], 2007 at 10:00 a.m. (Eastern time) at the Somerset Hills Hotel, 200 Liberty Corner Road, Warren, New Jersey, 07059, and at any and all adjournments thereof, with all the powers which the undersigned would possess if personally present. THIS PROXY, WHEN PROPERLY EXECUTED, WILL BE VOTED AS DIRECTED BY THE UNDERSIGNED. IF NO DIRECTION IS GIVEN, THIS PROXY WILL BE VOTED "FOR" THE AMENDED AND RESTATED CERTIFICATE OF INCORPORATION.

1. To authorize an amendment to the Certificate of Incorporation to increase the number of shares of the Company’s authorized common stock.

☐	FOR	☐	AGAINST	☐	ABSTAIN

2.  Upon such other matters as may properly come before the Special Meeting.

It is important that each shareholder complete, date, sign, and mail this Proxy as soon as possible. Your vote is important!

Dated and Signed________,2007.
Signature of Shareholder(s)	Signature of Shareholder(s)

PLEASE DATE AND SIGN name(s) exactly as shown on this proxy card. When joint tenants hold shares, both should sign. When signing as attorney, executor, administrator, trustee or guardian, please give full title as such. If a corporation, please sign in full corporate name by President or other authorized officer. If a partnership, please sign in partnership name by authorized person.

PLEASE DO NOT FORGET TO DATE THIS PROXY.